UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2014

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. EmployerIdentification No.)

802 Main Street, West Point, Virginia		23181
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

C&F Financial Corporation (the Corporation) held its Annual Meeting of Shareholders on April 15, 2014. A quorum of shareholders was present, consisting of a total of 2,679,950 shares. Matters voted upon were (1) the election of two class III directors to serve until the 2017 Annual Meeting of Shareholders, (2) approval, in an advisory, non-binding vote, of the compensation of the Corporation’s named executive officers and (3) ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Corporation’s independent registered public accountant for the fiscal year ending December 31, 2014.

The two director nominees were elected and all other matters were approved by shareholders. The voting results with respect to each matter are set out below.

Election of Directors

Director	For	Withheld	Broker Non-Votes
J.P. Causey Jr.	1,969,782	107,548	602,620
Barry R. Chernack	2,011,763	65,567	602,620

	For	Against	Abstention	Broker Non-Votes
Approval of the Compensation of the Corporation’s Named Executive Officers	1,860,246	98,646	118,438	602,620

	For	Against	Abstention	Broker Non-Votes
Ratification of the Appointment of Yount, Hyde & Barbour, P.C. as the Corporation’s Independent Registered Public Accountant	2,469,864	8,340	201,746	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
REGISTRANT

Date: April 16, 2014	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

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